UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2011

GENERAL MOTORS COMPANY

(Exact Name of Registrant as Specified in its Charter)

001-34960	DELAWARE	27-0756180
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

Signature

Index to Exhibits

News Release dated August 9, 2011

Presentation Webcast Charts Dated August 9, 2011

ITEM 8.01 Other Events

On August 9, 2011, General Motors Company (GM) conducted webcast presentations to provide an update on its financial and operating strategy. The news release and extracts of presentations related thereto are attached as Exhibit 99.1 and Exhibit 99.2.

EXHIBITS

Exhibit	Description	Method of Filing

Exhibit 99.1	News Release Dated August 9, 2011	Attached as Exhibit

Exhibit 99.2	Presentation Charts Dated August 9, 2011	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

Date: August 11, 2011	By:	/s/ Nick S. Cyprus
Nick S. Cyprus Vice President, Controller and Chief Accounting Officer